EXHIBIT 10.1


                                  CONFIRMATION
                                 --------------
                                SWAP TRANSACTION
                                                                  JUNE 05 1998

HARDINGE INC.
ELMIRA
ATTN:          TOM CONNELLY
PHONE:         607-734-2281
FAX:           607-734-5517

RE:  SWAP TRANSACTION   (OUR REF. NO. 0000050820  /  47154018)

DEAR SIRS:

THE PURPOSE OF THIS LETTER AGREEMENT IS TO SET FORTH THE TERMS AND CONDITIONS OF THE SWAP TRANSACTION ENTERED INTO BETWEEN US ON THE TRADE DATE SPECIFIED BELOW (THE "SWAP TRANSACTION"). THIS LETTER AGREEMENT CONSTITUTES A "CONFIRMATION" AS REFERRED TO IN THE AGREEMENT SPECIFIED BELOW.

THE DEFINITIONS AND PROVISIONS CONTAINED IN THE 1991 ISDA DEFINITIONS (THE "DEFINITIONS") (AS PUBLISHED BY THE INTERNTIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.) ARE INCORPORATED INTO THIS CONFIRMATION. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THOSE DEFINITIONS AND PROVISIONS AND THIS CONFIRMATION, THIS CONFIRMATION WILL GOVERN.

1. THIS CONFIRMATION SUPPLEMENTS, FORMS PART OF, AND IS SUBJECT TO THE ISDA MASTER AGREEMENT, DATED FEBRUARY 15, 1996, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME (THE "AGREEMENT") BETWEEN THE CHASE MANHATTAN BANK ("CHASE") AND HARDINGE INC. (THE "COUNTERPARTY"). ALL PROVISIONS CONTAINED IN THE AGREEMENT SHALL GOVERN THIS CONFIRMATION EXCEPT AS EXPRESSLY MODIFIED BELOW.

2. THE TERMS OF THE PARTICULAR SWAP TRANSACTION TO WHICH THIS CONFIRMATION RELATES ARE AS FOLLOWS:

NOTIONAL AMOUNT:                            USD 15,000,000.00

TRADE DATE:                                 MAY 28, 1998

EFFECTIVE DATE:                             JUNE 01 1998

TERMINATION DATE:                           JUNE 02 2003, SUBJECT TO ADJUSTMENT
                                            IN ACCORDANCE WITH THE MODIFIED
                                            FOLLOWING BUSINESS DAY CONVENTION

FIXED AMOUNTS

FIXED RATE PAYER:                           THE COUNTERPARTY

                                  CONFIRMATION
                                 --------------
                               SWAP TRANSACTION
                                                                  JUNE 05 1998

HARDINGE INC.
ELMIRA
ATTN:          TOM CONNELLY
PHONE:         607-734-2281
FAX:           607-734-5517

RE:  SWAP TRANSACTION   (OUR REF. NO. 0000050820  /  471540018)

CONTINUATION - (1)

FIXED RATE PAYER PAYMENT DATES, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION: SEPTEMBER 01, DECEMBER 01, MARCH 01, JUNE 01 OF EACH YEAR PRIOR TO AND INCLUDING THE TERMINATION DATE, COMMENCING WITH SEPTEMBER 01 1998.

FIXED RATE AND FIXED RATE DAY COUNT FRACTION:   6.01%;  ACTUAL/ 360

FLOATING AMOUNTS

FLOATING RATE PAYER:                                              CHASE

FLOATING RATE PAYER PAYMENT DATES,  SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE
         MODIFIED FOLLOWING BUSINESS DAY CONVENTION: SEPTEMBER 01, DECEMBER 01, MARCH 01, JUNE 01 OF EACH YEAR PRIOR TO AND INCLUDING THE TERMINATION DATE COMMENCING WITH SEPTEMBER 01 1998.

FLOATING RATE FOR INITIAL
CALCULATION PERIOD:                                  5.6875 PER CENT

FLOATING RATE OPTION:                                USD-LIBOR-BBA

DESIGNATED MATURITY:                                 3 MONTHS

FLOATING RATE DAY
COUNT FRACTION:                                      ACTUAL/360

SPREAD:                                              PLUS 0.0%

RESET DATES:                                         THE FIRST DAY OF EACH
                                                     CALCULATION PERIOD

BUSINESS DAYS FOR PAYMENTS
BY BOTH PARTIES:                                     LONDON, NEW YORK,

CALCULATION AGENT:                                   CHASE, OR AS STATED IN THE
                                                     AGREEMENT

3.    ACCOUNT DETAILS

                                  CONFIRMATION
                                 --------------
                                SWAP TRANSACTION
                                                                  JUNE 05 1998
HARDINGE INC.
ELMIRA
ATTN:          TOM CONNELLY
PHONE:         607-734-2281
FAX:           607-734-5517

RE:  SWAP TRANSACTION   (OUR REF. NO. 0000050820 / 47154018)

CONTINUATION - (2)

PAYMENTS TO CHASE

ACCOUNT FOR PAYMENTS IN USD:

     CHASE MANHATTAN BANK
     NEW YROK
     FED ABA 021-000-021
     A/C# 900-9-001364

PAYMENTS TO COUNTERPARTY

ACCOUNT FOR PAYMENTS IN USD:

     TO BE ADVISED

4.    OFFICE AND ADDRESS FOR NOTICES IN CONNECTION WITH THIS SWAP TRANSACTION:

       (A) CHASE: ITS HEAD OFFICE IN NEW YORK AT 4 CHASE METROTECH CENTER, 17TH FLOOR, BROOKLYN, NY 11245, ATTN: GLOBAL DERIVATIVE OPERATIONS.

       (B)     COUNTERPARTY:  ITS OFFICE IN ELMIRA, ATTN:  TOM CONNELLY, PHONE:
            (607) 734-2281,  FAX: (607) 734-5517.

5.    DOCUMENTS TO BE DELIVERED:

     EACH PARTY SHALL DELIVER TO THE OTHER, AT THE TIME OF ITS EXECUTION OF THIS CONFIRMATION, EVIDENCE OF THE SPECIMEN SIGNATURE AND INCUMBENCY OF EACH PERSON WHO IS EXECUTING THE CONFIRMATION ON THE PARTY'S BEHALF, UNLESS SUCH EVIDENCE HAS PREVIOUSLY BEEN SUPPLIED IN CONNECTION WITH THE AGREEMENT AND REMAINS TRUE AND IN EFFECT .


6. EACH PARTY WILL BE DEEMED TO REPRESENT TO THE OTHER PARTY ON THE DATE ON WHICH IT ENTERS INTO A SWAP TRANSACTION THAT (ABSENT A WRITTEN AGREEMENT BETWEEM THE PARTIES THAT EXPRESSLY IMPOSES AFFIRMATIVE OBLIGATIONS TO THE CONTRARY FOR THAT SWAP TRANSACTION):

                                  CONFIRMATION
                                 --------------
                                SWAP TRANSACTION
                                                                  JUNE 05 1998
HARDINGE INC.
ELMIRA
ATTN:     TOM CONNELLY
PHONE:    (607) 734-2281
FAX:      (607) 734-5517

RE:  SWAP TRANSACTION  (OUR REF. NO. 0000050820 / 47154018)

CONTINUATION - (3)

       (A) NON RELIANCE. IT IS ACTING FOR ITS OWN ACCOUNT, AND IT HAS MADE ITS OWN INDEPENDENT DECISIONS TO ENTER INTO THAT SWAP TRANSACTION AND AS TO WHETHER THAT SWAP TRANSACTION IS APPROPRIATE OR PROPER FOR IT BASED UPON ITS OWN JUDGEMENT AND UPON ADVICE FROM SUCH ADVISERS AS IT HAS DEEMED NECESSARY. IT IS NOT RELYING ON ANY COMMUNICATION (WRITTEN OR ORAL) OF THE OTHER PARTY AS INVESTMENT ADVICE OR AS A RECOMMENDATION TO ENTER INTO THAT SWAP TRANSACTION: IT BEING UNDERSTOOD THAT INFORMATION AND EXPLANATIONS RELATED TO THE TERMS AND CONDITIONS OF A SWAP TRANSACTION SHALL NOT BE CONSIDERED INVESTMENT ADVICE OR A RECOMMENDATION TO ENTER INTO THAT SWAP TRANSACTION. NO COMMUNICATION (WRITTEN OR ORAL) RECEIVED FROM THE OTHER PARTY SHALL BE DEEMED TO BE AN ASSURANCE OR GUARANTEE AS TO THE EXPECTED RESULTS OF THAT SWAP TRANSACTION.

       (B) ASSESSMENT AND UNDERSTANDING. IT IS CAPABLE OF ASSESSING THE MERITS OF AND UNDERSTANDING (ON ITS OWN BEHALF OR THROUGH INDEPENDENT PROFESSIONAL ADVICE), AND UNDERSTANDS AND ACCEPTS, THE TERMS, CONDITIONS AND RISKS OF THAT SWAP TRANSACTION.IT ALSO IS CAPABLE OF ASSUMING, AND ASSUMES, THE RISKS OF THAT SWAP TRANSACTION.

       (C) STATUS OF PARTIES. THE OTHER PARTY IS NOT ACTING AS A FIDUCIARY FOR OR AN ADVISER TO IT IN RESPECT OF THAT SWAP TRANSACTION.

7.     NEGATIVE INTEREST RATES.

       (A) CHASE AND COUNTERPARTY AGREE THAT, IF WITH RESPECT TO A CALCULATION PERIOD, EITHER PARTY IS OBLIGATED TO PAY A FLOATING AMOUNT THAT IS A NEGATIVE NUMBER (EITHER DUE TO A QUOTED NEGATIVE FLOATING RATE OR BY OPERATION OF A SPREAD THAT IS SUBTRACTED FROM THE FLOATING
             RATE), THE FLOATING AMOUNT WITH RESPECT TO THAT PARTY FOR THAT CALCULATION PERIOD WILL BE DEEMED TO BE ZERO, AND THE OTHER PARTY WILL PAY TO THAT PARTY THE ABSOLUTE VALUE OF THE NEGATIVE FLOATING AMOUNT AS CALCULATED, IN ADDITION TO ANY AMOUNTS OTHERWISE OWED BY THE OTHER PARTY FOR THAT CALCULATION PERIOD, ON THE PAYMENT DATE THAT THE FLOATING AMOUNT WOULD HAVE BEEN DUE IF IT HAD BEEN A POSITIVE NUMBER.

PLEASE CONFIRM THAT THE FOREGOING CORRECTLY SETS FOR THE TERMS OF

                                  CONFIRMATION
                                 --------------
                                SWAP TRANSACTION
                                                                  JUNE 05 1998

HARDINGE INC.
ELMIRA
ATTN:     TOM CONNELLY
PHONE:    (607) 734-2281
FAX:      (607) 734-5517

RE:  SWAP TRANSACTION  (OUR REF. NO. 0000050820 / 47154018)

CONTINUATION - (4)

OUR AGREEMENT BY EXECUTING THE COPIES OF THIS CONFIRMATION ENCLOSED FOR THAT PURPOSE AND RETURNING THEM TO US.

FOR INQUIRIES REGARDING THIS CONFIRMATION PLEASE CALL:
CUSTOMER SERVICE AT (718) 242-3155, OR FAX (718) 242-9262/4809/4811

                                                     YOURS SINCERELY,

                                                     THE CHASE MANHATTAN BANK

                                                     BY:  /s/ SHEILA Y. HILTON
                                                     AUTHORIZED SIGNATURE
                                                     SHELIA Y. HILTON
                                                     ASSISTANT VICE PRESIDENT

CONFIRMED AS OF THE DATE FIRST
ABOVE WRITTEN:

HARDINGE INC.

BY:    /s/ THOMAS T. CONNELLY

NAME:  THOMAS T. CONELLY

TITLE: TREASURER